                                                               Execution Version



--------------------------------------------------------------------------------



                                 TRUST AGREEMENT



                                     between



                           ABFS WAREHOUSE TRUST 2003-1
                                  as Depositor



                                       and



                            WILMINGTON TRUST COMPANY
                                as Owner Trustee



                          Dated as of October 14, 2003



                           ABFS WAREHOUSE TRUST 2003-2



--------------------------------------------------------------------------------

                                Table of Contents

                                                                                                        Page
                                                                                                        ----
ARTICLE I     DEFINITIONS.................................................................................1

         SECTION 1.1    Capitalized Terms.................................................................1
         SECTION 1.2    Other Definitional Provisions.....................................................4

ARTICLE II    ORGANIZATION................................................................................4

         SECTION 2.1    Name..............................................................................4
         SECTION 2.2    Office............................................................................4
         SECTION 2.3    Purposes and Powers...............................................................5
         SECTION 2.4    Appointment of Owner Trustee......................................................5
         SECTION 2.5    Initial Capital Contribution of Owner Trust Estate................................5
         SECTION 2.6    Declaration of Trust..............................................................5
         SECTION 2.7    Title to Trust Property...........................................................6
         SECTION 2.8    Situs of Trust....................................................................6
         SECTION 2.9    Representations and Warranties of the Depositor...................................6

ARTICLE III   TRUST CERTIFICATES AND TRANSFER OF INTERESTS................................................7

         SECTION 3.1    Initial Ownership.................................................................7
         SECTION 3.2    The Trust Certificates............................................................7
         SECTION 3.3    Execution, Authentication and Delivery of Trust Certificates......................7
         SECTION 3.4    Registration of Transfer and Exchange of Trust Certificates.......................8
         SECTION 3.5    Mutilated, Destroyed, Lost or Stolen Trust Certificates...........................8
         SECTION 3.6    Persons Deemed Owners.............................................................9
         SECTION 3.7    Access to List of Owners' Names and Addresses.....................................9
         SECTION 3.8    Maintenance of Office or Agency...................................................9
         SECTION 3.9    Investments of Certificateholders.................................................9
         SECTION 3.10   Restrictions on Transfer of Trust Certificates...................................10

ARTICLE IV    ACTIONS BY OWNER TRUSTEE...................................................................12

         SECTION 4.1    Prior Notice to Owners with Respect to Certain Matters; Covenants................12
         SECTION 4.2    Action by Owners with Respect to Certain Matters.................................15
         SECTION 4.3    Restrictions on Owners' Power....................................................15
         SECTION 4.4    Majority Control.................................................................16

ARTICLE V     CERTAIN DUTIES.............................................................................16

         SECTION 5.1    Reserved.........................................................................16
         SECTION 5.2    Accounting of Trust Funds........................................................16
         SECTION 5.3    Method of Payment................................................................16
         SECTION 5.4    Reserved.........................................................................17
         SECTION 5.5    Accounting and Reports to the Certificateholder, Owners, the Internal
                        Revenue Service and Others.......................................................17


ARTICLE VI    AUTHORITY AND DUTIES OF OWNER TRUSTEE......................................................18

         SECTION 6.1     General Authority...............................................................18
         SECTION 6.2     General Duties..................................................................18
         SECTION 6.3     Action Upon Instruction.........................................................18
         SECTION 6.4     No Duties Except as Specified in this Agreement, the Basic Documents or in Instructions.................................................................19
         SECTION 6.5     No Action Except Under Specified Documents or Instructions......................20
         SECTION 6.6     Restrictions....................................................................20

ARTICLE VII   CONCERNING THE OWNER TRUSTEE...............................................................20

         SECTION 7.1     Acceptance of Trusts and Duties.................................................20
         SECTION 7.2     Furnishing of Documents.........................................................21
         SECTION 7.3     Representations and Warranties..................................................21
         SECTION 7.4     Reliance; Advice of Counsel.....................................................22
         SECTION 7.5     Not Acting in Individual Capacity...............................................22
         SECTION 7.6     Owner Trustee Not Liable for Trust Certificates or Loans........................22
         SECTION 7.7     Licenses........................................................................23

ARTICLE VIII  COMPENSATION OF OWNER TRUSTEE..............................................................23

         SECTION 8.1     Fees and Expenses...............................................................23
         SECTION 8.2     Indemnification.................................................................23
         SECTION 8.3     Payments to the Owner Trustee...................................................24
         SECTION 8.4     Limitation of Liability.........................................................24

ARTICLE IX    TERMINATION OF TRUST AGREEMENT.............................................................24

         SECTION 9.1      Termination of Trust Agreement.................................................24

ARTICLE X     SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES.....................................25

         SECTION 10.1     Eligibility Requirements for Owner Trustee.  ..................................25
         SECTION 10.2     Resignation or Removal of Owner Trustee........................................25
         SECTION 10.3     Successor Owner Trustee........................................................26
         SECTION 10.4     Merger or Consolidation of Owner Trustee.......................................27
         SECTION 10.5     Appointment of Co-Owner Trustee or Separate Owner Trustee......................27

ARTICLE XI    MISCELLANEOUS..............................................................................28

         SECTION 11.1     Supplements and Amendments.....................................................28
         SECTION 11.2     No Legal Title to Owner Trust Estate in Owners.................................29
         SECTION 11.3     Limitations on Rights of Others................................................29
         SECTION 11.4     Notices........................................................................29
         SECTION 11.5     Severability...................................................................30
         SECTION 11.6     Separate Counterparts..........................................................30
         SECTION 11.7     Successors and Assigns.........................................................30
         SECTION 11.8     No Petition....................................................................30
         SECTION 11.9     No Recourse....................................................................30


         SECTION 11.10    Headings.......................................................................30
         SECTION 11.11    GOVERNING LAW..................................................................30
         SECTION 11.12    Limitation on Liability........................................................31



EXHIBIT A  Form of Trust Certificate
EXHIBIT B  Form of Certificate of Non-Foreign Status


                                 TRUST AGREEMENT

         THIS TRUST AGREEMENT, dated as of October __, 2003 (the "Agreement"), between ABFS WAREHOUSE TRUST 2003-1, a Delaware statutory trust, as Depositor (the "Depositor"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee (the "Owner Trustee").

                                   WITNESSETH:

         In consideration of the mutual agreements and covenants herein contained, the Depositor and the Owner Trustee hereby agree for the benefit of each of them and the holders of the Trust Certificates as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

         "2003-1 Trust Agreement" shall mean the Amended and Restated Trust Agreement, dated as of October __, 2003 among Home American Credit, Inc., American Business Mortgage Services, Inc., American Business Credit, Inc. ABFS Consolidated Holdings, Inc. and Wilmington Trust Company relating to ABFS Warehouse Trust 2003-1.

         "2003-2 Administration Agreement" shall mean the Administration Agreement, dated as of October __, 2003 between the Trust and the Administrator.

         "Administrator" shall mean American Business Credit, Inc. or any successor in interest thereto, in its capacity as Administrator under the 2003-2 Administration Agreement.

         "Agreement" shall mean this Trust Agreement, as the same may be amended and supplemented from time to time.

         "Bankruptcy Action" shall have the meaning assigned to such term in
Section 4.1.

         "Basic Documents" shall mean this Agreement, the 2003-2 Administration Agreement, the 2003-1 Trust Agreement, the Loan Agreement, the Collection Account Control Agreement, the Custodial Agreement, the Disbursement Account Control Agreement, the Fee Letter, the Irrevocable Payment Instruction Letter, Letters of Instruction, the Clearwing Pledge Agreement, the Promissory Note, the Subsequent Asset Purchase Agreement, any APA Assignment (as defined in the Subsequent Asset Purchase Agreement), the Servicing Agreement, and any certificate, resolution, or other document in connection with the foregoing.

         "Benefit Plan Investor" shall have the meaning assigned to such term in
Section 3.10(b).

         "Certificate of Trust" shall mean the Certificate of Trust to be filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

         "Certificate Register" and "Certificate Registrar" shall mean the register mentioned and the registrar appointed pursuant to Section 3.4.

         "Certificateholder" or "Holder" shall mean a Person in whose name a Trust Certificate is registered.

         "Clearwing Pledge Agreement" shall mean that certain Pledge and Security Agreement dated as of October __, 2003 by the Depositor in favor of Clearwing Capital, LLC.

         "Closing Date" shall have the meaning specified in the Loan Agreement.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

         "Collection Account" shall have the meaning assigned to such term in the Servicing Agreement.

         "Collection Account Control Agreement" shall have the meaning assigned to such term in the Loan Agreement.

         "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention:
Corporate Trust Administration, telecopy number: (302) 636-4140, telephone number: (302) 651-1000; or at such other address in the State of Delaware as the Owner Trustee may designate by notice to the Owners and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address (which shall be in the State of Delaware) of which the successor owner trustee will notify the Owners and the Depositor).

         "Custodial Agreement" shall mean the Custodial Agreement dated as of October __, 2003 among the Trust, the Custodian, the Servicer, and the Lender.

         "Custodian" shall mean JPMorgan Chase Bank.

         "Disbursement Account Control Agreement" shall have the meaning assigned to such term in the Loan Agreement.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "Expenses" shall have the meaning assigned to such term in Section 8.2.

         "Fee Letter" shall have the meaning assigned to such term in the Loan Agreement.

         "Indemnified Party" shall have the meaning assigned to such term in
Section 8.2.

         "Irrevocable Payment Instruction Letter" shall have the meaning assigned to such term in the Loan Agreement.

         "Lender" shall mean Chrysalis Warehouse Funding, LLC as Lender under the Loan Agreement.

         "Letters of Instruction" shall have the meaning assigned to such term in the Loan Agreement.

         "Loan Agreement" shall mean the Master Loan and Security Agreement dated as of October __, 2003 between the Trust and the Lender.

         "Majority Certificateholders" shall mean the Holders of more than an aggregate 50% Percentage Interest.

         "Non-permitted Foreign Holder" shall have the meaning set forth in
Section 3.10.

         "Non-U.S. Person" shall mean a person other than a "U.S. Person".

         "Owner" shall mean each holder of a Trust Certificate.

         "Owner Trust Estate" shall mean the contribution of $1.00 referred to in Section 2.5 , the Collateral (as defined in the Loan Agreement), and the Assets as defined in the Subsequent Asset Purchase Agreement.

         "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor owner trustee hereunder.

         "Percentage Interest" with respect to each Trust Certificate, shall mean the percentage indicated on the face thereof.

         "Permitted Investments" shall mean (i) obligations of the United States government, its agencies or independent departments; (ii) certificates of deposit issued by a banking institution whose principal office is in New York, New York or Wilmington, Delaware with assets in excess of $1 billion; or (iii) an interest-bearing account of a banking institution whose principal office is in New York, New York or Wilmington, Delaware with assets in excess of $1 billion.

         "Promissory Note" shall have the meaning assigned to such term in the Loan Agreement.

         "Prospective Owner" shall have the meaning assigned to such term in
Section 3.10(a).

         "Record Date" shall mean the first day of each month.

         "Secretary of State" shall mean the Secretary of State of the State of Delaware.

         "Servicing Agreement" shall mean the Servicing Agreement dated as of October __, 2003 by and among the Trust, Lender, American Business Credit, Inc. as Servicer and Countrywide Home Loans Servicing LP, as Backup Servicer.

         "Statutory Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 et seq., as the same may be amended from time to time.

         "Subsequent Asset Purchase Agreement" shall mean the Asset Purchase Agreement, dated as of October __, 2003 between the Depositor and the Trust.

         "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         "Trust" shall mean the trust established by this Agreement.

         "Trust Certificate" shall mean a certificate substantially in the form attached as Exhibit A hereto representing an undivided beneficial ownership interest in the Trust.

         "Trust Officer" shall mean any officer of the Owner Trustee who is authorized to act for the Owner Trustee and whose name appears on a list of such officers furnished by the Owner Trustee, as such list may be amended and supplemented from time to time.

         "U.S. Person" shall mean a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any state thereof, of the District of Columbia (except, in the case of a partnership, to the extent provided in regulations) or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence. The term "United States" shall have the meaning set forth in Section 7701 of the Code.

         SECTION 1.2 Other Definitional Provisions.

         (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Loan Agreement.

         (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (d) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

         (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                                  ORGANIZATION

         SECTION 2.1 Name. The Trust created hereby shall be known as "ABFS Warehouse Trust 2003-2", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

         SECTION 2.2 Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Owners and the Depositor.

         SECTION 2.3 Purposes and Powers. (a) The purpose of the Trust is to engage in the following activities and the Trust shall have the power and authority:

               (i) to enter into, perform under and enforce its rights under the Loan Agreement with the Lender to obtain financing for its acquisition of Mortgage Loans pursuant to the Basic Documents;

               (ii) to receive, assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate pursuant to the Loan Agreement and the other Basic Documents;

               (iii) to enter into and perform its obligations under each of the Basic Documents to which it is a party, including, without limitation, the purchase of Assets from time to time (as defined in the Subsequent Asset Purchase Agreement) pursuant to the Subsequent Asset Purchase Agreement;

               (iv) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Owners;

               (v) to issue the Trust Certificates pursuant to this Agreement;
         and

               (vi) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

         SECTION 2.4 Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein and in the Statutory Trust Statute.

         SECTION 2.5 Initial Capital Contribution of Owner Trust Estate. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1.00. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate. The Depositor shall pay reasonable organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

         SECTION 2.6 Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Owners, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Statute and that this Agreement constitute the governing instrument of such statutory trust. It is the intention of the parties hereto that, solely for Federal, state and local income and franchise tax purposes (i) so long as there is a sole Owner, the Trust shall be treated as a security arrangement, with the assets of the Trust being the Owner Trust Estate, related property and the other assets held by the Trust, the owner of the Owner Trust Estate being the sole Owner and (ii) if there is more than one Owner, the Trust shall be treated as a partnership, with the assets of the partnership being the Owner Trust Estate and other assets held by the Trust, the partners of the partnership being the holders of the Trust Certificates. The Trust shall not elect to be treated as an association under Treasury Regulations Section 301.7701-3(a) for federal income tax purposes. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as provided in the second preceding sentence for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee is hereby authorized to file the Certificate of Trust with the Secretary of State.

         SECTION 2.7 Title to Trust Property.

         (a) Legal title to all the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee and/or a separate trustee, as the case may be.

         (b) The Owners shall not have legal title to any part of the Owner Trust Estate. No transfer by operation of law or otherwise of any interest of the Owners shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the Owner Trust Estate.

         SECTION 2.8 Situs of Trust. The Trust will be located in the State of Delaware and administered in the State of Delaware or the State of Pennsylvania. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York, except with respect to accounts maintained by the Servicer or Subservicer on behalf of the Owner Trustee. The Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York, except with respect to payments made by the Servicer or the Subservicer on behalf of the Owner Trustee. The only office of the Trust will be at the Corporate Trust Office in Delaware.

         SECTION 2.9 Representations and Warranties of the Depositor.

         (a) The Depositor is duly organized and validly existing as a statutory trust in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as such properties are currently owned and such business is presently conducted.

         (b) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to transfer and assign the property to be transferred and assigned to and deposited with the Trust and the Depositor has duly authorized such transfer and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary corporate action.

         (c) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under the organizational documents of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

         (d) The Depositor represents and warrants that no consent, license, approval or authorization or registration or declaration with, any Person or with any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement an the Basic Documents, except for such as have been obtained, effected or made.

         (e) The Depositor has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Depositor, enforceable against the Depositor, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the application of equitable principles.

         (f) The Depositor covenants with the Owner Trustee that during the continuance of this Agreement it will comply in all respects with the provisions of its respective certificate of incorporation or by-laws in effect from time to time.

         (g) The Depositor covenants with the Owner Trustee that during the continuance of this Agreement it will comply in all respects with the provisions of the 2003-1 Trust Agreement.

                                  ARTICLE III

                  TRUST CERTIFICATES AND TRANSFER OF INTERESTS

         SECTION 3.1 Ownership. The Trust shall issue the Trust Certificate in the name of the Depositor. Clearwing Capital, LLC shall be the pledgee and secured party under the Clearwing Pledge Agreement with respect to the Trust Certificate, and shall have all the rights of pledgee and secured party as set forth in the Clearwing Pledge Agreement.

         SECTION 3.2 The Trust Certificates. The Trust Certificates shall not be issued with a principal amount. The Trust Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Trust Officer of the Owner Trustee. Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates.

         A transferee of a Trust Certificate shall become an Owner, and shall be entitled to the rights and subject to the obligations of an Owner hereunder, upon such transferee's acceptance of a Trust Certificate duly registered in such transferee's name pursuant to Section 3.4. The Trust Certificates shall represent the undivided beneficial ownership interest in the Trust.

         SECTION 3.3 Execution, Authentication and Delivery of Trust Certificates. The Owner Trustee is hereby directed on the Closing Date to cause the Register to reflect that the Trust Certificates representing 100% of the Percentage Interests of the Trust have been issued in the name of the Depositor and pledged to Clearwing Capital, LLC as pledgee and secured party under the Clearwing Pledge Agreement.

         The Owner Trustee is hereby directed to cause the Trust Certificates to be executed on behalf of the Trust, authenticated and delivered, without further corporate action by the Depositor, in authorized denominations. No Trust Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Trust Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or the Administrator, as the Owner Trustee's authenticating agent, by manual or facsimile signature; such authentication shall constitute conclusive evidence that such Trust Certificate shall have been duly authenticated and delivered hereunder. All Trust Certificates shall be dated the date of their authentication.

         SECTION 3.4 Registration of Transfer and Exchange of Trust Certificates. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Trust Certificates and of transfers and exchanges of Trust Certificates as herein provided. The Owner Trustee shall be the initial Certificate Registrar.

         Upon surrender for registration of transfer of any Trust Certificate at the office or agency maintained pursuant to Section 3.8, the Owner Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one new Trust Certificate with the same Percentage Interest dated the date of authentication by the Owner Trustee or any authenticating agent provided that prior to any such execution, authentication and delivery, the Owner Trustee shall have received an opinion of counsel, which shall be an expense of the Trust, to the effect that the proposed transfer will not cause the Trust to be characterized as an association, a corporation, partnership, trust or any other entity separate from the Owner Trustee for tax purposes.

         Every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Owner or his attorney duly authorized in writing. In addition, each Trust Certificate presented or surrendered for registration of transfer and exchange must be accompanied by a letter from the Prospective Owner certifying as to the representations set forth in Sections 3.10(a) and (b). Each Trust Certificate surrendered for registration of transfer or exchange shall be canceled and disposed of by the Owner Trustee in accordance with its customary practice.

         No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates.

         SECTION 3.5 Mutilated, Destroyed, Lost or Stolen Trust Certificates. If
(a) any mutilated Trust Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor and denomination. In connection with the issuance of any new Trust Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

         SECTION 3.6 Persons Deemed Owners. Prior to due presentation of a Trust Certificate for registration of transfer, the Owner Trustee or the Certificate Registrar may treat the Person in whose name any Trust Certificate shall be registered in the Certificate Register as the owner of such Trust Certificate for all purposes whatsoever, and neither the Owner Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

         SECTION 3.7 Access to List of Owners' Names and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Servicer, the Lender and the Depositor, within 15 days after receipt by the Owner Trustee of a request therefor from the Servicer, Lender or the Depositor in writing, a list, in such form as the Servicer, the Lender or the Depositor may reasonably require, of the names and addresses of the Owners as of the most recent Record Date. If a Certificateholder applies in writing to the Owner Trustee, and such application states that the applicant's desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Trust Certificates and such application is accompanied by a copy of the communication that such applicant's propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicant access during normal business hours to the current list of Certificateholders. Each Owner, by receiving and holding a Trust Certificate, shall be deemed to have agreed not to hold the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 3.8 Maintenance of Office or Agency. The Owner Trustee shall maintain an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Trust Certificates and the Basic Documents may be served. The Owner Trustee initially designates its Corporate Trust Office as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         SECTION 3.9 Investments of Certificateholders. Each Certificateholder is deemed to have invested in the Trust its Percentage Interest of (i) the contribution of the Depositor pursuant to Section 2.5, (ii) plus the amount by which the market value of each asset transferred to the Trust pursuant to the Basic Documents exceeds the amount paid by the Trust for such asset, (iii) minus the amount by which the market value of each asset transferred from the Trust to another person pursuant to the Basic Documents exceeds the amount received by the Trust for such asset.

         SECTION 3.10 Restrictions on Transfer of Trust Certificates.

         (a) Each transferee of a Trust Certificate (each, a "Prospective Owner"), other than the Depositor, shall represent and warrant, in writing, to the Owner Trustee and the Certificate Registrar and any of their respective successors that:

               (i) Such Person is (A) a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and is aware that the seller of the Trust Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Trust Certificate for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act, or (B) an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act (an "Institutional Accredited Investor") that is acquiring such Trust Certificates for its own account, or for the account of such an Institutional Accredited Investor, for investment purposes and not with a view to, or for offer or sale in connection with any distribution in violation of the Securities Act.

               (ii) Such Person understands that the Trust Certificates have not been and will not be registered under the Securities Act and may be offered, sold or otherwise transferred only to a person whom the seller reasonably believes is (A) a qualified institutional buyer or (B) an Institutional Accredited Investor, and in accordance with any applicable securities laws of any state of the United States.

               (iii) Such Person understands that the Trust Certificates bear a legend to the following effect:

               "THE INTEREST IN THE TRUST REPRESENTED BY THIS TRUST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS TRUST CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR
               (II) AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE ACT IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS TRUST CERTIFICATE UNDER THE ACT OR ANY STATE SECURITIES LAWS."

               (iv) Such Person has neither acquired nor will it transfer the Trust Certificate or cause the Trust Certificate to be marketed on or through an "established securities market" within the meaning of
         Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

               (v) Such Person either (A) is not, and will not become, a partnership, S corporation or grantor trust for U.S. federal income tax purposes, or (B) is such an entity, but none of the direct or indirect beneficial owners of any of the interests in such transferee have allowed or caused, or will allow or cause, fifty percent (50%) or more of the value of such interests to be attributable to such transferee's ownership of the Trust Certificate.

               (vi) Such Person shall comply with the provisions of Section 3.10(b), as applicable, relating to the ERISA restrictions with respect to the acceptance or acquisition of such Trust Certificate.

         (b) Each Prospective Owner, other than the Depositor, shall either:

               (viii) represent and warrant, in writing, to the Owner Trustee and the Certificate Registrar and any of their respective successors that the Prospective Owner is not (A) an "employee benefit plan" within the meaning of Section 3(3) of ERISA, or (B) a "plan" within the meaning of Section 4975(e)(1) of the Code or (C) an entity, including an insurance company separate account or general account, whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan Investor") and is not directly or indirectly purchasing such Trust Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with the assets of a Benefit Plan Investor; or

               (ix) furnish to the Owner Trustee and the Certificate Registrar and any of their respective successors an opinion of counsel acceptable to such persons that the proposed transfer of the Trust Certificate to such Prospective Owner will not cause any assets of the Trust to be deemed "plan assets" within the meaning of United States Department of Labor Regulation Section 2510.3-101.

         (c) By its acceptance of a Trust Certificate, each Prospective Owner acknowledges that it is not a Non-permitted Foreign Holder and agrees to execute a Certificate of Non-Foreign Status in the form of Exhibit B hereto and acknowledges that no legal or beneficial interest in all or any portion of the Trust Certificate may be transferred directly or indirectly to an individual, corporation, partnership or other person who is a Non-U.S. Person, unless such person holds the Trust Certificate in connection with the conduct of a trade or business within the United States, as evidenced by a duly completed and submitted Form 4224 or successor form, updated at the time or times and in the manner specified by the Code (any such Non-U.S. Person who does not meet such exception being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect.

         (d) The Owner Trustee shall not execute, and shall not countersign and deliver, a Trust Certificate in connection with any transfer thereof unless the transferor shall have provided to the Owner Trustee a certificate, signed by the transferee, which certificate shall contain the consent of the transferee to any amendments of this Agreement as may be required to effectuate further the foregoing restrictions on transfer of the Trust Certificates to Non-permitted Foreign Holders, and an agreement by the transferee that it will not transfer a Trust Certificate without providing to the Owner Trustee a substantially identical certificate, signed by the Prospective Owner to whom the Trust Certificate is to be transferred.

         (e) Each certificated Trust Certificate shall bear an additional legend referring to the foregoing restrictions contained in paragraphs (c) and (d) above.

         (f) The Owner shall not be permitted to transfer, directly or indirectly, all or any portion of the Trust Certificate without the consent of Lender.

                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

         SECTION 4.1 Prior Notice, and Consent of, Owner and Lender with Respect to Certain Matters; Covenants.

         (a) With respect to the following matters, the Owner Trustee shall not take action without the written consent of Lender, and the Owner shall not direct the Owner Trustee to take any action, unless at least 10 days (or such lesser time as agreed to by Owner and Lender) before the taking of such action the Owner Trustee shall have notified the Owner and Lender in writing of the proposed action and the Owners and Lender shall have affirmatively consented in writing or the Owner and Lender have provided alternative direction in writing prior to the 10th day after such notice is given:

               (i) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Mortgage Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Mortgage Loans);

               (ii) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

               (iii) the amendment or other change to this Agreement or any Basic Document in circumstances where the consent of any Owner or Lender is required;

               (iv) the amendment or other change to this Agreement or any Basic Document in circumstances where the consent of any Owner or Lender is not required and such amendment adversely affects in any material respect the interest of any Owner that has not affirmatively consented thereto in writing or the Lender;

               (v) the appointment of a successor Certificate Registrar pursuant to this Agreement or the consent to the assignment by the Certificate Registrar of its obligations under this Agreement;

               (vi) the calling or waiver of any default of any Basic Document;

               (vii) the consent to the assignment by the Servicer of its obligations under any Basic Document;

               (viii) except as provided in Article IX hereof, the dissolution, termination or liquidation of the Trust in whole or in part;

               (ix) the merger or consolidation of the Trust with or into any other entity, or the conveyance or transfer of all or substantially all of the Trust's assets to any other entity;

               (x) cause the Trust to incur, assume or guaranty or otherwise become contingently liable for any indebtedness other than as set forth in the Basic Documents;

               (xi) the performance of any act that would violate any Basic Document;

               (xii) the performance of any act which would make it impossible to carry on the ordinary business of the Trust;

               (xiii) consent to a confession of a judgment against the Trust;

               (xiv) the possession of Trust assets, or assignment of the Trust's right to property, for other than a Trust purpose;

               (xv) cause the Trust to lend any funds to any entity; or

               (xvi) change the Trust's purpose and powers from those set forth in this Trust Agreement.

               (xvii) engage in any business activity in which it is not currently engaged other than as contemplated by the Basic Documents;

               (xviii) form, or cause to be formed, any subsidiaries and shall not own or acquire any asset other than as contemplated by the Basic Documents; and

               (xix) follow the directions or instructions of the Depositor other than as contemplated by the Basic Documents.

         (b) The Trust shall:

               (i) maintain books and records separate from any other person or entity;

               (ii) maintain its bank accounts separate from any other person or entity;

               (iii) not commingle its assets with those of any other person or entity;

               (iv) conduct its own business in its own name;

               (v) other than as contemplated by the Basic Documents, pay its own liabilities and expenses only out of its own funds;

               (vi) observe all formalities required under the Statutory Trust Statute;

               (vii) enter into transactions with any of its Affiliates or the Depositor only if each such transaction is intrinsically fair, commercially reasonable, and on the same terms as would be available in an arm's length transaction with a person or entity that is not an Affiliate;

               (viii) not guarantee or become obligated for the debts of any other entity or person;

               (ix) not hold out its credit as being available to satisfy the obligation of any other person or entity;

               (x) not acquire the obligations or securities of its Affiliates or the Depositor;

               (xi) other than as contemplated by the Basic Documents and related documentation, not make loans to any other person or entity or buy or hold evidence of indebtedness issued by any other person or entity;

               (xii) other than as contemplated by the Basic Documents and related documentation, not pledge its assets for the benefit of any other person or entity;

               (xiii) hold itself out as a separate entity from the Depositor and not conduct any business in the name of the Depositor;

               (xiv) correct any known misunderstanding regarding its separate identity; and

               (xv) not identify itself as a division of any other person or entity.

         Until the "Obligations," as defined in the Loan Agreement, have been paid in full and the Loan Agreement has been terminated, the Trust shall not amend this Section 4.1 without the prior written consent of the Lender.

         The Owner Trustee shall not have the power, except upon the written direction of the Owners acting with the prior written consent of the Lender (which consent shall be obtained by the Owners), and to the extent otherwise consistent with the Basic Documents, to (i) remove or replace the Servicer, (ii) institute proceedings to have the Trust declared or adjudicated a bankrupt or insolvent, (iii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iv) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (v) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (vi) make any assignment for the benefit of the Trust's creditors, (vii) cause the Trust to admit in writing its inability to pay its debts generally as they become due or (viii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a "Bankruptcy Action"). So long as the Loan Agreement remains in effect, no Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or the Depositor or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust or the Depositor.

         SECTION 4.2 Action by Owners with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Owners, to
(a) remove the Administrator under the 2003-2 Administration Agreement pursuant to Section 8 thereof, (b) appoint a successor Administrator pursuant to Section 8 of the 2003-2 Administration Agreement or (c) remove the Servicer under the Loan Agreement pursuant to Section 11.15 thereof. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Owners and consented to in a prior writing by the Lender (which consent shall be obtained by the Owners).

         SECTION 4.3 Restrictions on Owners' Power. The Owners shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to
Section 2.3 nor shall the Owner Trustee be obligated to follow any such direction, if given.

         SECTION 4.4 Majority Control. Except as expressly provided herein, any consent, instruction or other action that is required of or may be taken by the Owners under this Agreement may be given or taken by the Majority Certificateholders. Except as expressly provided herein, any written notice of the Owners delivered pursuant to this Agreement shall be effective only if signed by the Majority Certificateholders at the time of the delivery of such notice.

                                   ARTICLE V

                                 CERTAIN DUTIES

         SECTION 5.1 Segregated Account. The Administrator shall establish the Collection Account and one or more separate accounts for the monies of the Trust in accordance with the Loan Agreement. Pursuant to the Collection Account Control Agreement, JP Morgan Chase Bank shall establish and maintain the Collection Account. Any monies received by the Trust or the Administrator pursuant to the Basic Documents and all proceeds, dividends, and distributions on account of the Owner Trust Estate shall be deposited in the Collection Account. All monies received in the Collection Account shall be administered by the Servicer and distributed in accordance with the Servicing Agreement. To the extent the Owner Trustee receives any monies pursuant to the Basic Documents

(other than any fees, expenses or indemnities paid to the Owner Trustee), such monies shall constitute Trust funds and the Owner Trustee shall deposit such monies directly into the Collection Account on the same Business Day. To the extent that same day deposit is impractical the Owner Trustee shall invest the funds in Permitted Investments and shall instead deposit such funds (and all proceeds, dividends, and distributions thereof) into the Collection Account the next Business Day.

         SECTION 5.2 Accounting of Trust Funds.

         (a) On or prior to each Payment Date, the Administrator shall cause the Servicer to deliver to each Certificateholder the statement provided by the Servicer pursuant to Sections 5.02 and 5.04 of the Servicing Agreement with respect to such Payment Date.

         (b) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to an Owner, such tax shall reduce the amount otherwise distributable to the Owner in accordance with this Section. The Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Owners sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to an Owner shall be treated as cash distributed to such Owner at the time it is withheld by the Trust and remitted to the appropriate taxing authority. In the event of any claimed over withholding, Owners shall have no claim for recovery against the Trust or other Owners. If the amount withheld was not withheld from actual distributions, the Trust may, at its option, (i) require the Owner to reimburse the Trust for such withholding (and each Owner agrees to reimburse the Trust promptly following such request) or (ii) reduce any subsequent distributions by the amount of such withholding. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a Non-U.S. Person), the Owner Trustee may in its sole discretion withhold or cause to be withheld such amounts in accordance with this paragraph (b). In the event that an Owner wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such owner in making such claim so long as such Owner agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

         SECTION 5.3 Method of Payment. Subject to Section 3.10, distributions required to be made to Owners on any Payment Date shall be made to each Owner of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Owner at a bank or other entity having appropriate facilities therefor, if such Owner shall have provided to the Certificate Registrar appropriate written instructions at least five (5) Business Days prior to such Payment Date; or, if not, by check mailed to such Owner at the address of such Owner appearing in the Certificate Register.

         SECTION 5.4 Reserved.

         SECTION 5.5 Accounting and Reports to the Certificateholder, Owners, the Internal Revenue Service and Others. The Owner Trustee shall deliver or cause to be delivered to each Owner, as may be required by the Code and applicable Treasury Regulations, or as may be requested by such Owner, such information, reports or statements as may be necessary to enable each Owner to prepare its federal and state income tax returns. Consistent with the Trust's characterization for tax purposes as a security arrangement for the issuance of non-recourse debt so long as the Depositor or any other Person is the sole Owner, no federal income tax return shall be filed on behalf of the Trust unless either (i) the Owner Trustee shall receive an Opinion of Counsel that, based on a change in applicable law occurring after the date hereof, or as a result of a transfer by the Depositor permitted by Section 3.4, the Code requires such a filing or (ii) the Internal Revenue Service shall determine that the Trust is required to file such a return. In the event that any federal tax return needs to be filed on behalf of the Trust, such returns shall be prepared by the Administrator and signed in accordance with applicable law.

                                   ARTICLE VI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

         SECTION 6.1 General Authority. The Owner Trustee is authorized and directed to execute and deliver or cause to be executed and delivered the Trust Certificates and each Basic Document to which the Trust is a party and each certificate or other document attached as an exhibit to or contemplated by each Basic Document to which the Trust is a party and any other agreement or instrument described in Article II or III, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee's execution thereof. The Owner Trustee shall authenticate and deliver, or cause to be authenticated and delivered, the Trust Certificates. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust, pursuant to the Basic Documents.

         SECTION 6.2 General Duties. It shall be the duty of the Owner Trustee:

         (a) to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Owners, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator, the Servicer or American Business Credit, Inc. has agreed in the 2003-2 Administration Agreement or this Agreement, , to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator, the Servicer or American Business Credit, Inc.. to carry out its obligations under the 2003-2 Administration Agreement or this Agreement; and

         (b) to obtain and preserve, the Trust's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Loan Agreement, the Collateral and each other instrument and agreement included in the Trust Estate. The parties hereto agree and acknowledge that this duty has been delegated to the Administrator pursuant to the 2003-2 Administration Agreement and the Owner Trustee shall have no liability for the Administrator's failure to carry out such duties.

         SECTION 6.3 Action Upon Instruction.

         (a) Subject to Article IV and in accordance with the terms of the Basic Documents, the Owners acting with the prior written consent of the Lender (which consent shall be obtained by the Owners) may, by written instruction, direct the Owner Trustee in the management of the Trust but only to the extent consistent with the limited purpose of the Trust. Such direction may be exercised at any time by written instruction of the Owners pursuant to Article IV hereof, and the Owner Trustee shall have no liability to any Person for acting in accordance with such directions.

         (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

         (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Owners and the Lender requesting instruction from the Owners as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Owners acting with the prior written consent of the Lender (but only if such consent is required, and, if required, obtained by the Owners), the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of receipt of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

         (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Owners and the Lender requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction, accompanied by a written consent of the Lender, received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of receipt of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

         SECTION 6.4 No Duties Except as Specified in this Agreement, the Basic Documents or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Trust is a party, except as expressly provided by the terms of this Agreement, any Basic Document or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Owner Trust Estate.

         SECTION 6.5 No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

         SECTION 6.6 Restrictions. The Owner Trustee shall not take any action
(a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for Federal income tax purposes. The Owners shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                  ARTICLE VII

                          CONCERNING THE OWNER TRUSTEE

         SECTION 7.1 Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement subject to the Basic Documents. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section
7.3 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

         (a) the Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee;

         (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or the Owners;

         (c) no provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

         (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents;

         (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Trust Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Owner, other than as expressly provided for herein and in the Basic Documents;

         (f) the Owner Trustee shall not be liable for the default or misconduct of the Administrator under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Administrator under this Agreement or the 2003-2 Administration Agreement and shall not be liable for monitoring the performance of such Persons;

         (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Owners, unless such Owners have offered to the Owner Trustee security or indemnity satisfactory to it in its reasonable discretion against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act; and

         (h) with respect to the Lender, the Owner Trustee undertakes to perform or observe only such of the covenants and obligations of the Owner Trustee as are expressly set forth in this Agreement and the Basic Documents, and no implied covenants or obligations with respect to the Lender shall be read into this Agreement or the Basic Documents against the Owner Trustee. The Owner Trustee shall not be deemed to owe any fiduciary duty to the Lender, and shall not be liable to the Lender for the failure of the Trust to perform its obligations to such persons other than as a result of the gross negligence or willful misconduct of the Owner Trustee in the performance of its express obligations under this Agreement.

         SECTION 7.2 Furnishing of Documents. The Owner Trustee shall furnish to the Owners and the Lender promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

         SECTION 7.3 Representations and Warranties. The Owner Trustee hereby represents and warrants to the Depositor, for the benefit of the Owners, that:

               (i) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

               (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

               (iii) Neither the execution nor the delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

         SECTION 7.4 Reliance; Advice of Counsel.

         (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by a Responsible Officer, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or, at the expense of the Trust, through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care and (ii) may, at the expense of the Trust, consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such persons and not contrary to any Basic Document.

         SECTION 7.5 Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created, Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

         SECTION 7.6 Owner Trustee Not Liable for Trust Certificates or Mortgage Loans. The recitals contained herein and in the Trust Certificates (other than the signature and countersignature of the Owner Trustee on the Trust Certificates) shall be taken as the statements of the Depositor and the other Certificateholders, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Trust Certificates (other than the signature and countersignature of the Owner Trustee on the Trust Certificates and as specified in Section 7.3), or of any Mortgage Loans or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage Loan, or the perfection and priority of any security interest created by any Mortgage Loan or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Owners under this Agreement, including, without limitation: the existence, condition and ownership of any Collateral; the existence and enforceability of any insurance thereon; the existence and contents of any Mortgage Loan on any computer or other record thereof, the validity of the assignment of any Mortgage Loan to the Trust or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan; the compliance by the Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator or the Servicer or any subservicer taken in the name of the Owner Trustee.

         SECTION 7.7 Licenses. The Owner Trustee shall cause the Trust to use its best efforts to obtain and maintain the effectiveness of any licenses required in connection with this Agreement and the Basic Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof. The parties hereto agree and acknowledge that this duty has been delegated to the Administrator pursuant to the 2003-2 Administration Agreement and the Owner Trustee shall have no liability for the Administrator's failure to carry out such duties.

                                  ARTICLE VIII

                          COMPENSATION OF OWNER TRUSTEE

         SECTION 8.1 Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the American Business Financial Services, Inc. and the Owner Trustee (which fees shall be paid as provided in the Servicing Agreement). Except as provided in Section 8.2 hereof, the Owner Trustee shall look solely to the Depositor for reimbursement for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder unless and to the extent the Owner Trustee is reimbursed for such expenses by the Trust or other Person.

         SECTION 8.2 Indemnification. To the fullest extent permitted by applicable law, American Business Financial Services, Inc. shall be liable for and shall indemnify the Owner Trustee, in its individual and trustee capacities, and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the other Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that American Business Financial Services, Inc. shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from such Indemnified Party's willful misfeasance, bad faith or gross negligence in the performance of the duties, or by reason of reckless disregard of its duties under the Basic Documents. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of American Business Financial Services, Inc., which approval shall not be unreasonably withheld.

         SECTION 8.3 Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

         SECTION 8.4 Limitation of Liability. No recourse may be taken, directly or indirectly, with respect to the obligations of the Trust or the Owner Trustee or under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Trust or

(iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Trust or the Owner Trustee or any successor or assign of the Owner Trustee in its individual capacity, except as any such person may have expressly agreed (it being understood that the Owner Trustee has no obligations in its individual capacity). For all purposes of this Agreement in the performance of any duties or obligations hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of this Agreement.

                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

         SECTION 9.1 Termination of Trust Agreement.

         (a) This Agreement (other than Article VIII) shall terminate and the Trust shall dissolve and terminate 180 days after the payment in full of the obligations under the Loan Agreement. The bankruptcy, liquidation, dissolution, death or incapacity of any Owner shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in Section 9.1(a) above, neither the Depositor nor any Owner shall be entitled to revoke or terminate the Trust.

         (c) Notice of any termination of the Trust, specifying the Payment Date upon which the Certificateholders shall surrender their Trust Certificates to the Servicer for payment of the final distributions and cancellation, shall be given by the Owner Trustee to the Certificateholders and the Lender mailed within five Business Days of receipt by the Owner Trustee of notice of such termination pursuant to Section 9.1(a) above, which notice received by and given by the Owner Trustee shall state (i) the Payment Date upon or with respect to which final payment of the Trust Certificates shall be made upon presentation and surrender of the Trust Certificates at the office of the Certificate Registrar therein designated, (ii) the amount of any such final payment and
(iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates at the office of the Certificate Registrar therein designated. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) at the time such notice is given to Certificateholders and the Lender. Upon presentation and surrender of the Trust Certificates, the Servicer shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5 of the Servicing Agreement.

         In the event that all of the Certificateholders shall not surrender their Trust Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Trust

Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Servicer to the Certificateholders on a pro rata basis.

         (d) Upon the winding up of the Trust and its termination, including the making of reasonable provisions for the payment to creditors of the Trust in accordance with Section 3808 of the Statutory Trust Statute, the Owner Trustee shall, upon receipt of written direction of the Depositor, cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Statute. The Administrator shall be responsible for the liquidation of the Owner Trust Estate and the winding up and dissolution of the Trust.

                                   ARTICLE X

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

         SECTION 10.1 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; authorized to exercise corporate powers having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authorities; and having (or having a parent which has) a long-term rating of at least "A" by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

         SECTION 10.2 Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator, the Owner and the Lender. Upon receiving such notice of resignation, the Administrator, with the prior written consent of the Lender, shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner

Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee. If the Administrator shall, with the prior written consent of the Lender, remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee by written instrument in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to the Lender.

         SECTION 10.3 Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

         No successor Owner Trustee shall accept appointment as provided in this
Section 10.3 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1. Promptly following its appointment, any successor Owner Trustee shall file an amendment to the Certificate of Trust with the Secretary of State in accordance with the Statutory Trust Statute.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice of the successor of such Owner Trustee to all Owners, the Servicer and the Lender. If the Administrator fails to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

         SECTION 10.4 Merger or Consolidation of Owner Trustee. Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the

Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such Person shall be eligible pursuant to Section 10.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Owner Trustee shall mail notice of such merger or consolidation to the Lender.

         SECTION 10.5 Appointment of Co-Owner Trustee or Separate Owner Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Collateral may at the time be located, and for the purpose of performing certain duties and obligations of the Trust pursuant to the Basic Documents, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-owner trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 25 days after the receipt by it of a request so to do, the Owner Trustee shall have the power to make such appointment. No co-owner trustee or separate owner trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate owner trustee shall be required pursuant to
Section 10.3.

         Each separate owner trustee and co-owner trustee shall, to the extent permitted by law, be appointed and act subject to the following provision and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate owner trustee or co-owner trustee jointly (it being understood that such separate owner trustee or co-owner trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate owner trustee or co-owner trustee, but solely at the direction of the Owner Trustee;

               (ii) no owner trustee under this Agreement shall be personally liable by reason of any act or omission of any other owner trustee or co-owner trustee under this Agreement; and

               (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate owner trustee or co-owner trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to the separate owner trustees and co-owner trustees, as if given to each of them. Every instrument appointing any separate owner trustee or co-owner trustee, other than this Agreement, shall refer to this Agreement and to the conditions of this Article. Each separate owner trustee and co-owner trustee, upon its acceptance of appointment, shall be vested with the estates specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

         Any separate owner trustee or co-owner trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate owner trustee or co-owner trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE XI

                                  MISCELLANEOUS

         SECTION 11.1 Supplements and Amendments. This Agreement may be amended by the Depositor and the Owner Trustee, without the consent of the Owners, but with the prior written consent of the Lender, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Lender or the Owners provided, however, that such action shall not adversely affect in any material respect the interests of any Owner or the Lender. An amendment described above shall be deemed not to adversely affect in any material respect the interests of any Owner or the Lender if an opinion of counsel acceptable to the Lender in its sole discretion is obtained to such effect.

         This Agreement may also be amended from time to time by the Depositor and the Owner Trustee, with the prior written consent of the Lender and the Majority Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Lender or the Owners; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Mortgage Loans or distributions that shall be required to be made for the benefit of the Certificateholders or (b) reduce the Percentage Interests required to consent to any such amendment, in either case without the consent of the Lender and in the case of clause (b) without the consent of the Holders of all the outstanding Trust Certificates.

         Prior to the execution of any amendment or consent pursuant to this
Section 11.1, the Person seeking such amendment or consent shall furnish written notification of the substance of such amendment or consent to each Certificateholder and the Lender.

         It shall not be necessary for the consent of Owners pursuant to this
Section 11.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Owners provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

         Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

         Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an opinion of counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent have been met. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

         SECTION 11.2 No Legal Title to Owner Trust Estate in Owners. The Owners shall not have legal title to any part of the Owner Trust Estate. The Owners shall be entitled to receive distributions with respect to their undivided beneficial ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title, or interest of the Owners to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

         SECTION 11.3 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Owners, the Administrator and, to the extent expressly provided herein the Lender, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 11.4 Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and (i) mailed by certified mail, postage prepaid, return receipt requested or (ii) telecopied (upon telephone confirmation of receipt thereof) with a copy delivered by overnight courier, and shall be deemed given upon actual receipt by the intended recipient (or telephone confirmation thereof in the case of notice by facsimile), as follows: (i) if to the Owner Trustee, its Corporate Trust Office with copies to: American Business Credit, Inc., The Wanamaker Bldg., 100 Penn Square East, Philadelphia, PA 19107, telecopy number (215) 940-3299, Attention:

Stephen M. Giroux; and Blank Rome LLP, One Logan Square, Philadelphia, PA 19103, telecopy number (215) 569-5555, Attention: Larry Flick; (ii) if to the Depositor, ABFS Warehouse Trust 2003-1, c/o Wilmington Trust Company as Owner Trustee, Attention: Corporate Trust Administration, 1100 North Market Street, Wilmington, DE 19890, telecopy number: (302) 636-4140, telephone number (302) 651- 1000; (iii) if to the Lender, Chrysalis Warehouse Funding, LLC c/o Chrysalis Management Group, The Belgravia Building 1811 Chestnut Street, 7th Floor, Philadelphia, Pennsylvania 19101, Attention: Paul Halpern, telecopy number: (215) 717-2270, or, as to each such party, at such other address, telecopy number and telephone number as shall be designated by such party in a written notice to each other party.

         (b) Any notice required or permitted to be given to an Owner shall be given by first-class mail, postage prepaid, at the address of such Owner as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Owner receives such notice.

         SECTION 11.5 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 11.6 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.7 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Owner Trustee and their successors and each owner and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by an Owner shall bind the successors and assigns of such Owner.

         SECTION 11.8 No Petition. The Owner Trustee, by entering into this Agreement, each Owner, by accepting a Trust Certificate hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or law in connection with any obligations relating to the Trust Certificates, this Agreement or any of the Basic Documents.

         SECTION 11.9 No Recourse. Each Owner by accepting a Trust Certificate acknowledges that such Owner's Trust Certificate represents a beneficial interest in the Trust only and does not represent an interest in or an obligation of the Servicer, the Depositor, the Administrator, the Owner Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Trust Certificates or the Basic Documents.

         SECTION 11.10 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 11.11 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.12 Limitation on Liability. It is expressly understood and agreed by the parties hereto that, with respect to the Depositor, (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of ABFS Warehouse Trust 2003-1, in the exercise of the powers and authority conferred and vested in it,
(b) each of the representations, undertakings and agreements herein made on the part of the Depositor is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Depositor, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant of the Depositor either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Depositor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Depositor under this Agreement or any other related documents.

         IN WITNESS OF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                             ABFS WAREHOUSE TRUST 2003-1


                             By:  WILMINGTON TRUST COMPANY not in
                                  its individual capacity but solely as trustee of the Depositor

                                  By:  /s/ Kathleen A. Pedelini
                                       -----------------------------------------
                                       Name:  Kathleen A. Pedelini
                                              ----------------------------------
                                       Title: Financial Services Officer
                                              ----------------------------------


                             WILMINGTON TRUST COMPANY, as Owner
                             Trustee


                                  By:  /s/ Kathleen A. Pedelini
                                       -----------------------------------------
                                       Name:  Kathleen A. Pedelini
                                              ----------------------------------
                                       Title: Financial Services Officer
                                              ----------------------------------

                              AGREEMENT TO BE BOUND

The undersigned agrees to be bound by the provisions of Article VIII of this Trust Agreement.

Dated:  October 14, 2003

                                  AMERICAN BUSINESS FINANCIAL
                                  SERVICES, INC.


                                  By:  /s/ Anthony J. Santilli
                                       -----------------------------------------
                                       Name:  Anthony J. Santilli
                                              ----------------------------------
                                       Title: Chairman, Chief Executive Officer
                                              and President
                                              ----------------------------------